SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d)
            OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 24, 2004


                   SCIENTIFIC INDUSTRIES, INC.
      ______________________________________________________
   (Exact name of registrant as specified in its charter)


   Delaware                 000-6658                04-2217279
_______________       _______________________    ________________
(State or other       (Commission File Number)  (I.R.S. Employer
 jurisdiction of                                Identification No.)
 incorporation)


          Airport International Plaza, 70 Orville Drive
                   Bohemia, New York 11716
          _____________________________________________
             (Address of principal executive offices)


                      (631) 567-4700
          _____________________________________________
              Registrant's telephone number,
                  including area code


                      Not Applicable
          _____________________________________________
             (Former name or former address,
              if changed since last report)

ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

The Board of Directors of the Company on February 24, 2004 declared a dividend of $.05 per share of Common Stock payable on March 15, 2004 to holders of records as of the close of business on March 4, 2004.

ITEM 7.  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.        Exhibit
___________        _______
99.1               Press Release dated February 24, 2004 concerning
                   cash dividend.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SCIENTIFIC INDUSTRIES, INC.
                                (Registrant)


Date:	February 25, 2004         By: /s/ Helena R. Santos
                                    ____________________
                                    Helena R. Santos, President and
                                    Chief Executive Officer